DIREXION FUNDS

PSI Calendar Effects Fund
PSI Core Strength Fund
PSI Macro Trends Fund
PSI Total Return Fund

Investor Class

Supplement to Prospectus
Dated January 1, 2007 (as Supplemented January 19, 2007)

Effective March 9, 2007, the information regarding M. Lane Kerns and Theodore Cackowski on pages 31 and 32 in the “Management of the Funds” section is deleted. As a result, the sixth paragraph on page 31 is revised to state:

                An investment committee of PSI employees has the day-to-day responsibility for managing the Funds. The members of the investment committee responsible for managing the Funds are David Jajewski, Emanuel Schroeter, Bill Sherman and Bill Whatmough.

                 In addition, the fifth paragraph on page 32 and the first paragraph on page 33 are deleted in their entirety.

DIREXION FUNDS

PSI Calendar Effects Fund
PSI Core Strength Fund
PSI Macro Trends Fund
PSI Total Return Fund

Investor Class

Supplement to Statement of Additional Information
Dated January 1, 2007 (as Supplemented January 19, 2007)

Effective March 9, 2007, the information regarding M. Lane Kerns and Theodore Cackowski on pages 27 through 29 in the “Management of the Trust - Portfolio Manager” section is deleted. As a result, this section is revised to state:

The Funds are managed by an investment committee consisting of David Jajewski, Emanuel Schroeter, Bill Sherman and Bill Whatmough. In addition to the Funds, the committee manages the following other accounts as of August 31, 2006:

Other Accounts	Total Number of Accounts	Total Assets (In Millions)	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees (In Millions)
David Jajewski
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	6,600	$550	0	$0
Emanuel Schroeter
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	6,600	$550	0	$0
Bill Sherman
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	6,600	$550	0	$0
Bill Whatmough
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	6,600	$550	0	$0

In addition to the Funds, the committee manages two of PSI’s other investment products. These two investment products follow strategies similar to that of the Funds, though they invest only in mutual funds. As a result, PSI has not identified any material conflicts between the Funds and other investment products managed by the committee. However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Funds and other accounts. The management of the Funds and other accounts may result in unequal time and attention being devoted to the Funds and the other accounts. PSI’s management fees for the services it provides to other accounts varies and may be higher or lower than the subadvisory fees it receives from Rafferty. This could create potential conflicts of interest in which the portfolio manager may appear to favor one investment vehicle over another resulting in an account paying higher fees or one investment vehicle out performing another.

Their compensation consists of a fixed base salary. The committee members’ fixed base salary is reviewed annually and may be increased based on consideration of various factors, including, among others, experience, overall performance, the performance of the Funds and management responsibilities. The committee members may also participate in PSI’s other benefits generally available to all employees of the firm.

Set forth below are the dollar ranges of securities of the Calendar Effects Fund beneficially owned by each portfolio manager as of August 31, 2006. No information is provided for the Core Strength Fund, the Macro Trends Fund and the Total Return Fund as they had not commenced operations as of the date of this SAI.

Portfolio Manager	Dollar Range of Equity Securities in the Calendar Effects Fund
	None	$1 - $10,000	$10,001 - $50,000	$50,001 - $100,000	$100,000 - $500,000	$500,001 - $1,000,000	Over $1,000,000
David Jajewski		X
Emanuel Schroeter		X
Bill Sherman	X
Bill Whatmough	X